First Quarter 2022 Results Conference Call April 2022

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2021. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

R A I S E T H E B A R 3 EXECUTIVE SUMMARY Generated Y/Y Growth in Revenue and Adjusted Net Income • Total revenue +40% y/y, revenue growth in all segments • 73% y/y growth in adjusted net income Aviation Supported by Strong Growth Across Distribution and Repair • Revenue +110% y/y to a record $93.3 million • Distribution revenue +172% y/y, Repair revenue +22% • Adjusted EBITDA +389% y/y Fleet Driven by Strong Commercial Demand • Revenue +22% y/y; Commercial growth offset a decline in DoD • Commercial revenue +93% y/y, driven by e-commerce fulfillment Federal & Defense (FDS) Driven by U.S Navy Growth • Revenue +8% y/y; growth in U.S. Navy services • Funded backlog +5% y/y, driven by the recently announced NAVSEA award First Quarter 2022 Performance Revenue Growth Across All Segments Margin Expansion in Aviation and Fleet Segments Strong Legacy Program Performance and New Business Wins Year-over-year Revenue Growth Across All Reporting Segments in 1Q22 Strategic Priorities Transforming the Enterprise • Continued progress in development of a high-performance culture to drive market differentiation and profitable and sustained growth • Continued system integration progress of legacy and newly acquired businesses to leverage synergies and improve program excellence Building Sustainable Revenue Channels • Secured Aviation B&GA OEM distribution contract renewal (~$180M over 3 years) • New Aviation OEM-authorized repair agreement supporting Honeywell Avionics • Continued revenue diversification strategy (Fleet commercial sales ~42% of segment) Growing Adjusted EBITDA • Accelerated margin expansion plans tied to driving scalable growth in new programs • Effectively mitigating industry supply disruptions and inflation through supply chain and margin actions to drive profit improvement in Aviation and Fleet segments • Near-term 2022 organic investments in Aviation Repair as overall market recovery delays into 2023-2024; expect long-term margin expansion from Repair recovery Stabilizing Legacy Programs • Driving key customer program improvements that support long-term financial performance • Expanded backlog with existing customers (recently announced NAVSEA $100M)

R A I S E T H E B A R Y/Y comparisons: • Revenue +40%, with growth in all business segments driven by strong demand and execution: Aviation +110%, Fleet +22%, Federal & Defense +8% 16.1%, Fleet +9.5%, Federal & Defense +1 • Adjusted EBITDA increased +43% as both organic and inorganic revenue growth in Aviation and strong demand in Fleet Commercial sales were partially offset by Federal & Defense contract mix 4 VSE FINANCIAL SUMMARY ($ in millions except EPS) 1Q'22 vs. 1Q'21 Revenue $231.2 +40% Adjusted EBITDA $22.2 +43% Adjusted EBITDA % 9.6% +0.2 pts Operating Income $11.9 +24% Net Income $6.2 +22% Adjusted Net Income $9.2 +73% Diluted EPS $0.49 +17% Adjusted Diluted EPS $0.72 +64% Strongest revenue for VSE in 10+ years; Record revenue quarter for Aviation

CONSOLIDATED PERFORMANCE BRIDGE

VSE CORPORATION

	Revenue	Adj. EBITDA	Adj. EBITDA Margin %
1Q'21	$165.0	$15.6	9.4%
Aviation	48.9	8.7	+1.9 pts
Fleet	12.3	0.7	(0.3) pts
FDS	5.0	(2.0)	(1.1) pts
Corporate	—	(0.8)	(0.3) pts
1Q'22	$231.2	$22.2	9.6%

Y/Y comparisons:

- **Aviation** segment revenue and profit increased, segment revenue and adjusted EBITDA grew sequentially every quarter since 2Q'20
- **Fleet** segment revenue growth supported by higher sales in commercial fleet and e-commerce fulfillment, offset by decline in DoD related revenue
- **Federal & Defense** revenue growth driven by U.S. Navy programs and Aircraft Maintenance & Modernization; Profit headwinds driven by mix of cost plus / fixed price awards

**Strong momentum on building long-term, sustainable revenue;
Aviation & Fleet execution contributing to EBITDA growth**

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AVIATION SEGMENT

($ in millions)	1Q'22	vs. 1Q'21
Revenue	$93.3	+110%
Adjusted EBITDA	$10.9	+389%
Adjusted EBITDA %	11.6%	+6.6 pts
Operating income (loss)	$7.6	NM[(1)]
Revenue by Type:		
Distribution	*$70.9*	*+172%*
Repair	*$22.4*	*+22%*

[(1)] *Not Meaningful as prior period was a net loss*

Y/Y comparisons:

- Revenue +110% led by growth in distribution business channel and contributions by acquisition of Global Parts in July 2021
- Aviation distribution and repair revenue increased 172% and 22%, respectively, in the first quarter 2022 versus the prior-year period
- Adjusted EBITDA +389% driven by contributions from new program wins, positive impacts of continued commercial end-market recovery and Global Parts

2022 Assumptions:

- Growth in quarterly Revenue Y/Y
- Long-term mid-teen adjusted EBITDA% target; 2022 Adjusted EBITDA % of ~10-11% driven by slower Commercial MRO recovery and investments for 2023+ growth

Strong program and operational execution coupled with new awards will drive 2022 growth

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FLEET SEGMENT

($ in millions)	1Q'22	vs. 1Q'21
Revenue	$67.0	+22%
Adjusted EBITDA	$8.8	+9%
Adjusted EBITDA %	13.1%	(1.6)pts
Operating income (loss)	$6.4	+11%
Revenue by Type:		
Other Government	*$37.4*	*1%*
DoD	*$1.7*	*(44)%*
Commercial	*$27.9*	*+93%*

Y/Y comparisons:

- Revenue +22% driven by growth in commercial and e-commerce sales, offset by DoD declines.
- Continuing to diversify revenue as Commercial comprises 42% of total Fleet, vs. 26% 1Q'21
- Adjusted EBITDA increased +9% driven by commercial growth and stable contributions from the United States Postal Service (USPS)

2022 Assumptions:

- ~Flat to modest increases in quarterly Revenue Y/Y as revenue mix shifts
- 2022 Adjusted EBITDA % of ~12-13% and maintaining focus on growing segment Adjusted EBITDA $ Y/Y

Continuing to successfully execute on multi-year revenue diversification strategy

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FEDERAL & DEFENSE SEGMENT

VSE CORPORATION

($ in millions)	1Q'22	Vs.1Q'21
Revenue	$70.9	+8%
Adjusted EBITDA	$3.8	(35)%
Adjusted EBITDA %	5.3%	(3.5)pts
Operating income (loss)	$(0.7)	(114)%
Contract Backlog:		
Bookings	*$92*	*+46%*
Backlog	*$198*	*+5%*

Y/Y comparisons:

- Revenue increased +8% driven by Aircraft Maintenance and Modernization program contributions, U.S. Navy growth, partially offset by U.S. Army contract expirations
- Adjusted EBITDA decline due to mix of fixed price vs cost plus contract mix and contract award delays
- Non-recurring forward loss recorded driven by anticipated supply chain material and labor costs on a specific non-DoD fixed-price award; No additional exposure to on-going business operations and strategy

2022 Assumptions:

- ~Flat quarterly Revenue Y/Y
- 2022 Adjusted EBITDA % of ~4-5% driven by contract mix of cost-plus and fixed price awards

Focus on stabilizing legacy programs, driving superior NAVSEA program execution, and growing profitable backlog

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R A I S E T H E B A R • Sufficient liquidity of $100M cash and unused commitment availability under $350M revolving credit facility (due 2024) to support growth initiatives • Net Debt increase in 1Q’22 with $(19.4) free cash flow driven by completion of new Aviation Distribution Awards and timing of purchases to support 2022 sales • Maintaining focus on improving net leverage in 2022 through positive free cash flow and growth in EBITDA 9 BALANCE SHEET OPTIONALITY ($ in millions) 1Q’22 4Q’21 Net Debt $303 $284 Free Cash Flow $(19.4) $10.0 Net Leverage Ratio 3.8x 3.9x Unused Commitments $100 $122 Expecting Free Cash Flow to improve sequentially and to drive positive Free Cash Flow for 2022

APPENDIX 10

R A I S E T H E B A R 11 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 Adjustments to net income (loss): Acquisition, integration and restructuring costs 310 236 876 387 287 Executive transition costs — 905 — 25 — Inventory reserve — 24,420 84 — — Non-recurring professional fees — — — 357 218 Forward contract loss provision — — — — 3,482 5,421 13,195 9,981 6,969 10,231 Tax impact on adjusted items (78) (5,541) (240) (192) (997) Adjusted Net Income $ 5,343 $ 7,654 $ 9,741 $ 6,777 $ 9,234 Weighted Average Diluted Shares 12,172 12,702 12,775 12,810 12,803 Adjusted EPS (Diluted) $ 0.44 $ 0.60 $ 0.76 $ 0.53 $ 0.72

R A I S E T H E B A R 12 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 Interest expense, net 3,030 2,666 2,780 3,593 3,609 Income taxes 1,462 (3,014) 2,091 946 2,061 Amortization of intangible assets 4,288 4,603 4,921 4,670 4,736 Depreciation and other amortization 1,360 1,424 1,599 1,635 1,600 EBITDA 15,251 (6,687) 20,412 17,044 18,250 Acquisition, integration and restructuring costs 310 236 876 387 287 Executive transition costs — 905 — 25 — Inventory reserve — 24,420 84 — — Non-recurring professional fees — — — 357 218 Forward contract loss provision — — — — 3,482 Adjusted EBITDA $ 15,561 $ 18,874 $ 21,372 $ 17,813 $ 22,237

R A I S E T H E B A R 13 GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 Aviation Operating income (loss) $ (332) $ (22,272) $ 3,719 $ 4,512 $ 7,622 Depreciation and amortization 2,554 2,554 3,062 2,898 3,035 EBITDA 2,222 (19,718) 6,781 7,410 10,657 Acquisition, integration and restructuring costs — — 501 387 206 Inventory reserve — 23,727 — — — Adjusted EBITDA $ 2,222 $ 4,009 $ 7,282 $ 7,797 $ 10,863 Fleet Operating income $ 5,741 $ 4,000 $ 5,387 $ 5,298 $ 6,381 Depreciation and amortization 2,340 2,348 2,345 2,336 2,328 EBITDA $ 8,081 $ 6,348 $ 7,732 $ 7,634 $ 8,709 Acquisition, integration and restructuring costs — — — — 81 Inventory reserve — 693 — — — Adjusted EBITDA $ 8,081 $ 7,041 $ 7,732 $ 7,634 $ 8,790 Federal and Defense Operating income $ 5,025 $ 6,999 $ 5,386 $ 2,487 $ (688) Depreciation and amortization 754 1,124 1,112 1,072 973 EBITDA 5,779 $ 8,123 $ 6,498 $ 3,559 $ 285 Forward contract loss provision — — — — 3,482 Adjusted EBITDA $ 5,779 $ 8,123 $ 6,498 $ 3,559 $ 3,767

R A I S E T H E B A R 14 GAAP TO NON-GAAP RECONCILIATIONS Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flows Three Months Ended (in thousands) 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 31-Mar-22 Net cash (used in) provided by operating activities $ (36,367) $ (17,601) $ 23,445 $ 12,921 $ (18,174) Capital expenditures (2,109) (3,049) (2,448) (2,914) (1,269) Free Cash Flow $ (38,476) $ (20,650) $ 20,997 $ 10,007 $ (19,443) Reconciliation of Debt to Net Debt Three Months Ended (in thousands) 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 31-Mar-22 Principal amount of debt $ 255,635 $ 276,983 $ 296,584 $ 286,734 $ 305,800 Debt issuance costs (2,072) (1,776) (2,375) (2,165) (1,956) Cash and cash equivalents (347) (337) (383) (518) (498) Net Debt $ 253,216 $ 274,870 $ 293,826 $ 284,051 $ 303,346 Net Leverage Ratio Three Months Ended (in thousands) 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 31-Mar-22 Net Debt $ 253,216 $ 274,870 296,584 286,734 303,346 TTM Adjusted EBITDA (1) $ 68,052 $ 69,690 73,063 73,620 80,296 Net Leverage Ratio 3.7x 3.9x 4.0x 3.9x 3.8 x

INVESTMENT HIGHLIGHTS

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

63+ Years **Aftermarket Services**

3 Distinct End Markets

~2,000 Employees

$817M Revenue

$80M Adj. EBITDA

$33M Adj. Net Income

Note: Figures above reflect TTM 3/31/22

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high-return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

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VSE EXECUTIVE TEAM

VSE CORPORATION



John Cuomo
President and CEO

Background & Responsibilities

- 21+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 12+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Robert Moore
Group President, Federal & Defense Services



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer



Farinaz Tehrani
Chief Legal Officer

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AVIATION SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO

Key Capabilities

- ✓ Commercial and business & general aviation proprietary product distribution
- ✓ Supply chain & logistics services
- ✓ Landing gear market specialist
- ✓ Component & engine MRO services
- ✓ Rotable exchanges and sales

Growth Drivers

MRO Capability Development

- New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics

Distribution Product Expansion

- New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors

International Expansion

- Expansion in core aerospace markets for MRO and distribution

Business and General Aviation (B&GA)

- Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO

Representative Customers

amazon Prime Air

COVINGTON AIRCRAFT

DallasAirmotive BBA Aviation company

DELTA

DHL

FedEx

Honeywell

H+SAviation

PAC PRECISION AVIATION CONTROLS

Pratt & Whitney A United Technologies Company

Revima ENGINE PARTS REPAIR

Southwest

StandardAero

ups

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FLEET SEGMENT OVERVIEW

Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce

Key Capabilities

- ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution
- ✓ Just-in-time supply chain management
- ✓ E-commerce & e-commerce fulfillment
- ✓ Customized fleet logistics & IT solutions
- ✓ Technical support, engineering, sourcing, warehousing & kitting
- ✓ Private label products

Growth Drivers

Commercial Customer Diversification

- Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers

Wallet Share Expansion

- Product expansion to existing just-in-time clients

E-commerce

- Customized technology platform to support class 4-8 vehicle parts

E-commerce Fulfillment

- Inventory sales through 3rd-party channels

Product Expansion

- Addition of both new product offerings and growth in private label product

Representative Customers

amazon
UNITED STATES POSTAL SERVICE
BIMBO Bakeries USA
aramark
Department of Defense
Canada Post / Postes Canada
PENSKE
FritoLay
REPUBLIC SERVICES
PEPSICO

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FEDERAL & DEFENSE SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services

Key Capabilities

- ✓ Transportation asset MRO services
- ✓ Base operations support
- ✓ Transportation & freight services
- ✓ Logistics, procurement & supply chain support
- ✓ Engineering & technical solutions
- ✓ IT & Clean Energy consulting services

Growth Drivers

Market Expansion

- Increase military aviation services with products, supply chain and repair services

Capability Development

- Broaden DoD logistics and supply chain offering to support underserved market demand

International Growth

- Utilize success in foreign markets to support foreign military sales opportunities

Consulting/Technical Expansion

- IT and Clean Energy consulting services

Leverage Core Competency

- Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy

Representative Customers

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R A I S E T H E B A R 20 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 63+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

R A I S E T H E B A R 21 INVESTMENT OPPORTUNITY Unique pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL-BALANCED BUSINESS SEGMENTS